Form of
Share
Certificate
INCORPORATE
D UNDER THE
LAWS OF THE
STATE OF
WYOMING
[LOGO]
CUSIP NO.
[sample]
Advanced
Mineral
Technologie
s, Inc.
AUTHORIZED
COMMON
STOCK:
SHARES PAR
VALUE:
$.001 PER
SHARE
THIS
CERTIFIES
THAT
[SAMPLE]
IS THE
RECORD
HOLDER OF
___________
_________
  Shares of
Advanced
Mineral
Technologie
s, Inc.
Common
Stock
transferabl
e on the
books of
the
Corporation
in person
or by duly
authorized
attorney
upon
surrender
of this
Certificate
properly
endorsed.
This
Certificate
is not
valid until
countersign
ed by the
Transfer
Agent and
registered
by the
Registrar.
Witness the
facsimile
seal of the
Corporation
and the
facsimile
signatures
of its duly
authorized
officers.
Dated:
Dated:

-----------
-----------
------
-----------
-----------
------
Secretary
President
[ADVANCED
MINERAL
TECHNOLOGIE
S, INC.
CORPORATE
SEAL
WYOMING]
Signature
must be
guaranteed
by a firm
which is a
member of a
registered
national
stock
exchange,
or by a
bank (other
than a
savings
bank), or a
trust
company.
The
following
abbreviatio
ns, when
used in the
inscription
on the face
of this
certificate
, shall be
construed
as though
they were
written out
in full
according
to
applicable
laws or
regulations
..
Additional
abbreviatio
ns may also
be used
though not
on the
above list.
For Value
Received,
___________
__________
hereby
sell,
assign and
transfer
unto

PLEASE
INSERT
SOCIAL
SECURITY OR
OTHER
IDENTIFYING
NUMBER OF
ASSIGNEE
(Please
print or
typewrite
name and
address,
including
zip code or
assignee)





___________
___________
___________
___________
___________
___________
___________
_________
Shares

of the
capital
stock
represented
by the
within
certificate
, and do
hereby
irrevocably
constitute
and appoint

___________
___________
___________
___________
___________
___________
___________
__________
Attorney

to transfer
the said
stock on
the books
of the
within
named
Corporation
with full
power of
substitutio
n in the
premises.

Dated:


NOTICE: The
signature
to this
assignment
must
correspond
with the
name as
written
upon the
face of the
certificate
in every
particular
without
alteration
or
enlargement
or any
change
whatever